UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2004

____________________________________________

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

____________________________________________

Delaware	000-26309	98-0200741
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Office)	(Zip Code)

(843) 390-2500

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Release

        On July 16, 2004, the Registrant issued a press release announcing their preliminary storm water test results. The Registrant, through its research and demonstration efforts within it's EcaFlo Division, has been working closely with Coastal Carolina University ("CCU") to develop effective applications for its electro-chemically activated solutions for storm water clean up. According to Dr. Joseph Bennett, Director of the Environmental Quality Laboratory with CCU, the substantial concentrations of fecal coliform bacteria that was in the storm water was quickly killed when the EcaFlo solution was added. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99    -Press Release, dated July 16, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

                                                                                        By: /S/William E. Prince

                                                                                              William E. Prince, President

Date: July 20, 2004